[FACE OF CERTIFICATE]

     No.                                               [   ] SHARES
     DRS

     Diagnostic/Retrieval Systems, Inc.
     Incorporated Under the Laws
     of the State of Delaware

                              COMMON STOCK

                                SEE REVERSE FOR CERTAIN DEFINITIONS

                                                  CUSIP 252456 40 5

     This Certifies that ______________________

     is the owner of _______________________

     Fully Paid and Non-Assessable Shares of the COMMON Stock of the par value of one cent ($.01) each of

     Diagnostic/Retrieval Systems, Inc.

     transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This
     Certificate is not valid unless countersigned by the Transfer
     Agent.

          IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

          Dated:

     COUNTERSIGNED AND REGISTERED:
     THE TRUST COMPANY OF NEW JERSEY,
     TRANSFER AGENT AND REGISTRAR

     BY________________________________
     AUTHORIZED OFFICER

     CHAIRMAN OF THE BOARD, PRESIDENT
     AND CHIEF EXECUTIVE OFFICER

                                CONTROLLER, TREASURER AND SECRETARY

     [corporate seal]


                       [REVERSE SIDE OF CERTIFICATE]

                     Diagnostic/Retrieval Systems, Inc.

          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common   UNIF GIF MIN ACT....Custodian......
     TEN ENT  - as tenants by the                     (Cust)       (Minor)
                entireties                            under Uniform Gifts to
     JT TEN   - as joint tenants with                 Minors Act.........
                right of survivorship                            (State)
                and not as tenants
                in common

     Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
     ASSIGNEE _____________________


     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
     ASSIGNEE)
     ___________________________________________________________________
     ____________________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated_____________________

     ___________________________________________________________________

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     Signature(s) Guaranteed:

     ______________________________________
     THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
     INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.